Exhibit 23.1


                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into FM Properties Inc.'s previously filed Registration Statements (File Nos. 33-78798 and 333-31059).

                                                    By:/s/ Arthur Andersen

                                                      Arthur Andersen LLP

     New Orleans, Louisiana
     March 27, 1998